SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OF 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2006

VitalTrust Business Development Corp.
Exact Name of Registrant Specified in Charter

__Nevada	000-27277	88-0503197
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7658 Municipal Dr., Orlando, Florida	32819
(Address of Principal Executive Offices)	(Zip Code)

(407)-370-4300
Registrant's telephone number, including area code:

Kairos Holdings Inc.
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02 Departures of Directors and principal officers.

The CFO of the Company Donald M. Stein resigns. Mr. Stein resigned due to a change in management and has no disagreement with the auditors, the officers, or the board of directors.
Mr. J. Houston Lennard will replace Mr. Stein as the new CFO.

Item 9.01 Financial Statement, Pro Forma Financial Information AND  EXHIBITS.

(c) Exhibits.

99.1	Resignation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 5, 2006	By:	/s/ Charles Broes
Charles Broes
CEO
By: /s/

EXHIBIT INDEX

EXHIBIT DESCRIPTION
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99.1	Resignations